Alexis Practical Tactical ETF
Schedule of Investments
February 28, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 15.9%
Consumer Discretionary — 2.0%
Marriott International, Inc. - Class A	2,126	$359,804
The Home Depot, Inc.	1,925	570,839
Ulta Beauty, Inc. (a)	686	355,897
		1,286,540
Financials — 2.2%
Blackstone, Inc.	3,958	359,386
Morgan Stanley	6,971	672,702
The Charles Schwab Corp.	4,085	318,303
		1,350,391
Health Care — 1.0%
AbbVie, Inc.	2,288	352,123
Eli Lilly & Co.	858	267,027
		619,150
Industrials — 6.3%
Caterpillar, Inc.	2,021	484,131
Cummins, Inc.	2,710	658,747
Deere & Co.	1,885	790,267
Honeywell International, Inc.	2,938	562,568
Lockheed Martin Corp.	1,160	550,142
United Rentals, Inc. (a)	1,949	913,165
		3,959,020
Technology — 4.4%
Apple, Inc.	5,427	799,994
Applied Materials, Inc.	8,583	996,915
Microsoft Corp.	1,722	429,501
Visa, Inc. - Class A	2,375	522,358
		2,748,768
TOTAL COMMON STOCKS (Cost $9,567,214)		9,963,869

	Shares	Value
EXCHANGE TRADED FUNDS — 76.8% (c)
Equity — 76.8%
Amplify CWP Enhanced Dividend	43,495	$1,526,240
Financial Select Sector SPDR Fund	9,476	338,483
Invesco Exchange-Traded Fund Trust - Invesco S&P 500 Pure Value ETF	26,394	2,160,085
Invesco QQQ Trust Series 1	11,165	3,277,597
Invesco S&P 500 Equal Weight ETF	24,834	3,640,664
iShares Biotechnology ETF	2,369	301,290
iShares MSCI EAFE ETF	65,513	4,543,327
iShares MSCI EAFE Small-Cap ETF	25,520	1,511,294
iShares MSCI Emerging Markets ETF	25,882	989,469
iShares MSCI USA Momentum Factor ETF	22,214	3,093,744
iShares Russell 1000 Value ETF	10,871	1,672,286
iShares S&P Mid-Cap 400 Value ETF	36,470	3,977,418
iShares U.S. Transportation ETF	4,399	1,016,433
SPDR Dow Jones Industrial Average ETF Trust	13,260	4,330,318
SPDR S&P Homebuilders ETF	18,431	1,244,461
SPDR S&P MidCap 400 ETF Trust	7,633	3,623,767
VanEck Semiconductor ETF	3,533	845,800
Vanguard Dividend Appreciation ETF	24,730	3,758,465
Vanguard FTSE Europe ETF	53,691	3,205,353
Vanguard Health Care ETF	13,345	3,132,872
Vanguard Mega Cap Growth ETF	54	10,138
TOTAL EXCHANGE TRADED FUNDS (Cost $47,789,402)		48,199,504

SHORT-TERM INVESTMENTS — 7.3%
Deposit Accounts — 1.3%
U.S. Bank Money Market Deposit Account, 4.25% (b)	782,851	782,851

U.S. Treasury Bills — 6.0%
4.77%, 4/27/2023 (d)	3,800,000	3,772,060
TOTAL SHORT-TERM INVESTMENTS (Cost $4,556,980)		4,554,911

TOTAL INVESTMENTS (Cost $61,913,596) — 100.0%		62,718,284
Other assets and liabilities, net — 0.0% (e)		4,056
TOTAL NET ASSETS — 100.0%		$62,722,340

(a)	Non-income producing security.
(b)	The rate shown is the yield at period end.
(c)
To the extent the Fund invests more heavily in particular sectors or asset classes, its performance will be especially sensitive to developments that significantly affect those sectors or asset classes.

(d)	The rate shown is the effective yield at period end.
(e)	Amount is less than 0.05%.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2023:

	Level 1	Level 2	Level 3	Total
Assets*:
Common Stocks	$9,963,869	$-	$-	$9,963,869
Exchange Traded Funds	48,199,504	-	-	48,199,504
Short-Term Investments	782,851	3,772,060	-	4,554,911
Total Investments in Securities	$58,946,224	$3,772,060	$-	$62,718,284

* See the Schedule of Investments for industry classifications.